UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2021

FRANCHISE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2387 Liberty Way

Virginia Beach, Virginia 23456

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FRG	Nasdaq Global Market

7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2021, Franchise Group Intermediate L, LLC (“Seller”), a Delaware limited liability company and wholly-owned subsidiary of Franchise Group, Inc. (the “Company”), and NextPoint Acquisition Corp., a special purpose acquisition corporation incorporated under the laws of the Province of British Columbia (“Purchaser”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) pursuant to which Seller agreed to sell, and Purchaser agreed to purchase (the “Transaction”), 100% of the issued and outstanding membership interests (the “Interests”) of Franchise Group Intermediate L 1, LLC, the entity owning the Company’s Liberty Tax business (“Target”). The Transaction is expected to be completed in conjunction with Purchaser’s acquisition of LoanMe, Inc. (“Loan Me”), an online provider of consumer and business loans. The purchase price for the Interests is at least $243 million, consisting of approximately $182 million in cash and at least 61,000 proportionate voting shares of Purchaser, which are convertible into common shares of Purchaser (which are valued at $10.00 per common share as of the date of this Current Report on Form 8-K), at a ratio of 100 common shares to one proportionate voting share, subject to adjustment as set forth in the Purchase Agreement. The proportionate voting shares of Purchaser to be issued to Seller in connection with the Transaction (including any common shares of Purchaser into which such proportionate voting shares may be converted) are subject to a contractual six-month lock-up period and will be afforded customary registration rights. In connection with the Transaction, the parties also agreed to enter into a transition services agreement pursuant to which parties will provide certain transition services to each other.

The Purchase Agreement includes customary representations and warranties of the parties and covenants, including without limitation, covenants with respect to financing cooperation, confidentiality, access to information, resignations, exclusive dealing and ordinary course operations. The Purchase Agreement is also subject to customary closing conditions, including without limitation, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, closing of Purchaser’s acquisition of LoanMe, clearance from the Canadian securities regulatory authorities, as well as other customary closing conditions specified in the Purchase Agreement. The Purchase Agreement contains customary termination rights for the parties, including a right by any party to terminate the Purchase Agreement if the Transaction is not consummated by July 31, 2021. The closing of the Transaction (the “Closing”) is anticipated to occur in the second quarter of 2021.

The representations, warranties, covenants and agreements of Seller contained in the Purchase Agreement have been made solely for the benefit of Purchaser. In addition, such representations, warranties and covenants: (i) have been made only for purposes of the Purchase Agreement; (ii) have been qualified by disclosures made to Purchaser in the disclosure schedules delivered in connection with the Purchase Agreement; (iii) are subject to certain materiality or other customary qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors; and (iv) were made only as of the date of the Purchase Agreement and, in the event that the Closing occurs, as of the date of the Closing, subject in certain cases to additional materiality qualifications specified in the Purchase Agreement, or such other date as is specified in the Purchase Agreement. Accordingly, the Purchase Agreement is included with this Current Report on Form 8-K only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Seller, its subsidiaries or its business. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement.

The foregoing description of the material terms of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2021, the Company issued a press release announcing the Transaction and providing preliminary financial information for its Liberty Tax segment for the year ended December 26, 2020. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding its financial condition, statements relating to the Transaction, the closing of the Transaction, the anticipated use of proceeds from the Transaction, anticipated financial information for the Liberty Tax segment, which are subject to various significant risks and uncertainties, many of which are outside of the control of the Company and the effects of the coronavirus (COVID-19) pandemic on economic conditions and the industry in general, the success of the Company’s financing efforts and the financial position and operating results of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Additional factors that could cause actual results to differ materially from forward-looking statements include, among others, the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the business and stock price of the Company; the risk of any event, change or other circumstance that could give rise to the termination of the Transaction; the failure of other closing conditions; the effect of the announcement or pendency of the Transaction on the ability of the Company and Liberty to retain and hire key personnel and maintain relationships with their franchisees, customers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the Transaction; legal proceedings related to the Transaction; costs, charges or expenses resulting from the Transaction; risks associated with the consumer lending industry; the strength of the economy; implementation of the strategy of the Company and Liberty; changes in tax policy; or the failure to satisfy any of the other conditions to the completion of the Transaction. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Transition Report on Form 10-K/T for the transition period ended December 28, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this Current Report on Form 8-K. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, by and between NextPoint Acquisition Corp. and Franchise Group Intermediate L, LLC, dated as of February 21, 2021.

99.1	Press Release, dated February 22, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Purchase Agreement have been omitted from this Current Report on Form 8-K and will be furnished supplementally to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Group, Inc.

Date: February 22, 2021	By:	/s/ Eric F. Seeton
Eric F. Seeton
Chief Financial Officer